UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

STREICHER MOBILE FUELING, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400 Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 308-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2006, Streicher Mobile Fueling, Inc. (the “Company”) entered into a Warrant Purchase Agreement (the “Agreement”) with certain institutional investors (the “Investors”) holding $2,620,000 in promissory notes previously issued by the Company on August 29, 2003 and January 25, 2005 (the “Notes”). Pursuant to the Agreement, the Company issued to the Investors three month warrants to purchase 1,057,283 shares of the Company’s common stock at $2.54 per share (the “Warrants”) in exchange for the suspension of the Company’s obligation to make payments of principal during the term of the Warrants and the waiver by the investors of one-half of the pre-payment penalty on the Notes. In the Agreement, the Company also agreed to make its best efforts to register the shares underlying the Warrants under the Securities Act of 1933, as amended (the ”Act”). The exercise price of the Warrants can be paid only by an exchange of the outstanding principal, interest and pre-payment penalty on the Notes at the time of exercise. The Warrant Purchase Agreement and Form of Stock Purchase Warrant are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

See Item 1.01, which is incorporated by reference herein. On June 30, 2006, the Company issued the Warrants to certain institutional investors. The offer and sale of the Warrants and the underlying shares of the Company’s common stock into which the Warrants are convertible were exempt from registration under the Act as a private offering to “accredited investors” under Sections 4(2) and 4(6) of the Act and Rules 505 and 506 of Regulation D thereunder.

Item 7.01 Regulation FD Disclosure

On July 7, 2006, the Company issued a press release announcing the terms of the Warrant Purchase Agreement described in Items 3.02 of this Report. The Company hereby incorporates by reference into this Item 7.01 the information set forth in that press release, a copy of which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange of 1934, as amended, and will not be incorporated by reference into any filing by the Company under such Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Exhibits

Exhibit No.

10.1	Warrant Purchase Agreement dated June 30, 2006.

10.2	Form of Stock Purchase Warrant.

99.1	Press Release dated July 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREICHER MOBILE FUELING, INC.

Date: July 7, 2006	By:	/s/ RICHARD E. GATHRIGHT

Name: Richard E. Gathright Title: President and CEO